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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-2 Indenture dated as of April 29, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-2)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


         California                     333-83600               33-0705301
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(State or Other Jurisdiction           (Commission           (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)

1401 Dove Street                                                        92660
-------------------------                                             ---------
Newport Beach, California                                             (Zip Code)

(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600


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Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:



             EXHIBIT NO.              DESCRIPTION
             -----------              -----------
             3.1                      Amended and Restated Trust Agreement,
                                      dated as of April 29, 2002, among IMH
                                      Assets Corp., as Depositor, Wilmington
                                      Trust Company, as Owner Trustee and
                                      Deutsche Bank National Trust Company, as
                                      Certificate Registrar and Certificate
                                      Paying Agent, Collateralized Asset-Backed
                                      Bonds, Series 2002-2.


              EXHIBIT NO.             DESCRIPTION
              -----------             -----------
              4.1                     Indenture dated as of April 29, 2002,
                                      between Impac CMB Trust Series 2002-2, as
                                      Issuer and Deutsche Bank National Trust
                                      Company, as Indenture Trustee,
                                      Collateralized Asset- Backed Bonds, Series
                                      2002-2.

              EXHIBIT NO.             DESCRIPTION
              -----------             -----------
              99.1                    Servicing Agreement, dated as of April 29,
                                      2002, between Impac Funding Corporation
                                      (formerly known as ICI Funding
                                      Corporation), as Master Servicer, Impac
                                      CMB Trust Series 2002-2, as Issuer and
                                      Deutsche Bank National Trust Company, as
                                      Indenture Trustee, Collateralized Asset-
                                      Backed Bonds, Series 2002-2.





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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           IMH ASSETS CORP.

                                           By: /s/ Richard J. Johnson
                                              ----------------------------------
                                           Name:    Richard J. Johnson
                                           Title:   Chief Financial Officer


Dated: May 14, 2002




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                                  EXHIBIT INDEX


            Item 601(a) of         Sequentially
Exhibit     Regulation S-K         Numbered
Number      Exhibit No.            Description                 Page
------      -----------            -----------                 ----

3.1 Amended and Restated Trust Agreement, dated as of April 29, 2002, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2002-2.

4.1 Indenture dated as of April 29, 2002, between Impac CMB Trust Series 2002-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2002-2.

99.1 Servicing Agreement, dated as of April 29, 2002, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as Master Servicer, Impac CMB Trust Series 2002-2, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2002-2.